Q4 2015 Earnings Presentation February 18, 2016 Mike Petters President and Chief Executive Officer Barb Niland Corporate Vice President, Business Management and Chief Financial Officer Chris Kastner Corporate Vice President and General Manager Corporate Development Exhibit 99.2

Safe Harbor 2 Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to obtain new contracts, estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural disasters; adverse economic conditions in the United States and globally; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward- looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

Highlights from Q4 and FY 2015 3  Revenues were $1.9 billion for the quarter and $7.0 billion for the year  Diluted EPS was $1.06 for the quarter and $8.36 for the year  Adjusted Diluted EPS* was $1.95 for the quarter and $7.33 for the year  Strong segment operating performance:  Ingalls operating margin** was 10.2% for the quarter and 11.0% for the year  Newport News operating margin** was 9.3% for the quarter and 9.0% for the year  Delivered Virginia-class submarine SSN-785 John Warner and NSC-5 James  $7.6 billion of new contract awards in FY 2015 bringing total backlog at the end of the year to $22.0 billion * Non-GAAP metric that excludes the after-tax effects of the insurance litigation settlement, the goodwill impairment charges, the intangible asset impairment charge, the loss on early extinguishment of debt and the FAS/CAS Adjustment in 2015 and the after-tax effects of the goodwill impairment charge, the loss on early extinguishment of debt and the FAS/CAS Adjustment in 2014. See appendix for reconciliation. ** Non-GAAP metrics that exclude non-segment factors affecting operating income. See appendix for reconciliation.

Q4 2015 Consolidated Results 4 * Non-GAAP metrics that exclude the impacts of the non-cash goodwill impairment charge and the non-cash intangible asset impairment charge. See appendix for reconciliation. ** Non-GAAP metric that excludes the after-tax effects of the goodwill impairment charge, the intangible asset impairment charge, the loss on early extinguishment of debt and the FAS/CAS Adjustment. See appendix for reconciliation. $1,927 $1,905 $— $500 $1,000 $1,500 $2,000 $2,500 Q4 2014 Q4 2015 ($ In M illi on s) Consolidated Revenues $144 $144 $191 $187 $— $70 $140 $210 Q4 2014 Q4 2015 (S In M illi on s) Operating Income GAAP Adjusted* 7.5% 7.6% 9.9% 9.8% —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0 % Q4 2014 Q4 2015 Operating Margin GAAP Adjusted* $1.05 $1.06 $2.19 $1.95 $— $0.50 $1.00 $1.50 $2.00 $2.50 Q4 2014 Q4 2015 Diluted EPS GAAP Adjusted**

FY 2015 Consolidated Results 5 $6,957 $7,020 $6,957 $7,033 $— $2,000 $4,000 $6,000 $8,000 FY 2014 FY 2015 (S In M illi on s) Consolidated Revenues GAAP Adjusted* $655 $769 $702 $735 $— $300 $600 $900 FY 2014 FY 2015 ($ In M illi on s) Operating Income GAAP Adjusted** 9.4% 11.0% 10.1% 10.5% —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0 % FY 2014 FY 2015 Operating Margin GAAP Adjusted** $6.86 $8.36 $7.14 $7.33 $— $2.50 $5.00 $7.50 $10.00 FY 2014 FY 2015 Diluted EPS GAAP Adjusted*** * Non-GAAP metric that excludes the impact of the insurance litigation settlement in 2015. See appendix for reconciliation. ** Non-GAAP metrics that exclude the impacts of the insurance litigation settlement and the non-cash goodwill and intangible asset impairment charges in 2015 and the non-cash goodwill impairment charge in 2014. See appendix for reconciliation. *** Non-GAAP metric that excludes the after-tax effects of the insurance litigation settlement, the non-cash goodwill and intangible asset impairment charges, the loss on early extinguishment of debt and the FAS/CAS Adjustment in 2015 and the after-tax effects of the non-cash goodwill impairment charge, the loss on early extinguishment of debt and the FAS/CAS Adjustment in 2014. See appendix for reconciliation.

Ingalls Shipbuilding – Q4 2015 Results 6  Ingalls Q4 revenues declined YoY on deliveries of NSC-4 and NSC-5 and lower volumes on LPD 26.  Q4 operating income and margin were down YoY due to lower risk retirement on the LPD program. $608 $580 $— $175 $350 $525 $700 Q4 2014 Q4 2015 ($ In M illi on s) Revenues $72 $59 $— $20 $40 $60 $80 Q4 2014 Q4 2015 ($ In M illi on s) Operating Income 11.8% 10.2% —% 3.0% 6.0% 9.0% 12.0% 15.0 % Q4 2014 Q4 2015 Operating Margin

* Non-GAAP metrics that exclude the impact of the insurance litigation settlement in 2015. See appendix for reconciliation. Ingalls Shipbuilding – FY 2015 Results 7  Ingalls 2015 revenues declined YoY due to lower volumes on amphibious assault ships and the NSC program.  Ingalls 2015 operating income and margin increased due to higher performance on both the LHA-6 America-class and the NSC programs as well as the favorable resolution of outstanding contract changes. $2,286 $2,188 $2,286 $2,201 $— $500 $1,000 $1,500 $2,000 $2,500 FY 2014 FY 2015 ($ In M illi on s) Revenues GAAP Adjusted* $229 $379 $229 $243 $— $100 $200 $30 $400 FY 2014 FY 2015 ($ In M illi on s) Operating Income GAAP Adjusted* 10.0% 17.3% 10.0% 11.0% —% 5.0% 10.0% 15.0% 20.0 % FY 2014 FY 2015 Operating Margin GAAP Adjusted*

Newport News Shipbuilding – Q4 and FY 2015 Results 8  Newport News revenues and operating income increased for the quarter and year on higher volumes on the VCS program and in Fleet Support services.  Operating margin for the quarter and full year was similar to fourth quarter and full year 2014. $1,263 $4,536 $1,296 $4,700 $— $1,000 $2,000 $3,000 $4,000 $5,000 Q4 2014 Q4 2015 FY 2014 FY 2015 ($ In M illi on s) Revenues $116 $415 $120 $422 $— $100 $200 $300 $400 $500 Q4 2014 Q4 2015 FY 2014 FY 2015 ($ In M illi on s) Operating Income 9.2% 9.1%9.3% 9.0% —% 4.0% 8.0% 12.0 % Q4 2014 Q4 2015 FY 2014 FY 2015 Operating Margin

Other Segment – Q4 2015 Results 9  Other Segment Q4 revenue declined YoY on lower volumes in oil and gas services.  Operating losses increased YoY due to lower volumes in oil and gas services and restructuring costs. Approximately half of the adjusted operating loss in the quarter was due to restructuring. $56 $29 $— $10 $20 $30 $40 $50 $60 Q4 2014 Q4 2015 ($ In M illi on s) Revenues $(54) $(55) $(7) $(12) $(60) $(40) $(20) $— $20 ($ In M illi on s) Operating Loss GAAP Adjusted* Q4 2015 Q4 2014 * Non-GAAP metric that excludes the impacts of the non-cash intangible asset impairment charge in 2015 and the non-cash goodwill impairment charges in 2015 and 2014. See appendix for reconciliation.

Other – FY 2015 Results 10 $137 $134 $— $40 $80 $120 $160 FY 2014** FY 2015 ($ In M illi on s) Revenues $(59) $(134) $(12) $(32) $(150) $(100) $(50) $— $50 ($ In M illi on s) Operating Loss GAAP Adjusted* FY 2014 FY 2015 * Non-GAAP metric that excludes the impacts of the non-cash intangible asset impairment charge in 2015 and the non-cash goodwill impairment charges in 2015 and 2014. See appendix for reconciliation. ** HII acquired UPI on May 30, 2014. Revenues and operating loss represent the 7 months of ownership in 2014.  Other Segment 2015 revenue declined YoY on lower volumes in oil and gas services.  Operating losses increased YoY due to lower volumes in oil and gas services and restructuring costs. Approximately one-third of the adjusted operating loss in year was due to restructuring. **

2016 Expectations 11 Revenues Relatively flat to 2015 Segment Operating Margin in Shipbuilding 9+% Deferred State Income Tax $10 - $15 Million Expense Interest Expense ~$75 Million Effective Tax Rate 33.5% - 34.5% Range Capital Expenditures 3.5% - 4.5% of Revenues

2016 FAS/CAS Guidance 12 ($ in millions) 2016 2015 Pension Discount Rate 4.73% 4.34% Expected Long-Term Return on Assets 7.50% 7.50% CAS Recovery in excess of cash contribution1,2 $88 $136 Net FAS/CAS Adjustment1 $137 $104 CAS1 $298 $272 FAS1 ($161) ($168) 1 Includes pension & other postretirement benefits. Projected and subject to change during 2016. 2 2016 cash contribution of $210 million includes $173 million of discretionary pension contributions and $37 million of post retirement benefits contribution.

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Reconciliations 14 We make reference to “segment operating income,” “segment operating margin,” “adjusted sales and service revenues,” “adjusted segment operating income,” “adjusted segment operating margin,” “adjusted total operating income,” “adjusted operating margin,” “adjusted net earnings,” “adjusted diluted earnings per share,” and "free cash flow." Segment operating income is defined as total operating income before the FAS/CAS Adjustment and deferred state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Adjusted sales and service revenues is defined as sales and service revenues adjusted for the impact of the insurance litigation settlement in the second quarter of 2015. Adjusted segment operating income is defined as segment operating income adjusted for the impacts of the insurance litigation settlement in 2015, the non-cash intangible asset impairment charge in 2015 and the non-cash goodwill impairment charges in 2015 and 2014. Adjusted segment operating margin is defined as adjusted segment operating income as a percentage of adjusted sales and service revenues. Adjusted total operating income is defined as total operating income adjusted for the impacts of the insurance litigation settlement in, the non-cash intangible asset impairment charge in 2015 and the non-cash goodwill impairment charges in 2015 and 2014. Adjusted operating margin is defined as adjusted total operating income as a percentage of adjusted sales and service revenues. Adjusted net earnings is defined as net earnings adjusted for the tax effected impact of the insurance litigation settlement in 2015, the tax effected impact of the non-cash intangible asset impairment charge in 2015, the tax effected impact of the non-cash goodwill impairment charges in 2015 and 2014, the tax effected impact of the loss on early extinguishment of debt in 2015 and 2014 and the tax effected FAS/CAS Adjustment. Adjusted diluted earnings per share is defined as adjusted net earnings divided by the weighted-average diluted common shares outstanding. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures.

Reconciliations Cont’d 15 We internally manage our operations by reference to "segment operating income" and "segment operating margin," which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, total operating income and total operating margin or any other performance measure presented in accordance with GAAP. They are metrics that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provides a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Adjusted sales and service revenues, adjusted total operating income, adjusted operating margin, adjusted segment operating income, adjusted segment operating margin, adjusted net earnings and adjusted diluted earnings per share are not measures recognized under GAAP. They should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. We believe these metrics are useful to investors because they normalize our operating performance by excluding non-recurring items or items that do not reflect our core operating performance. They may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies.

Reconciliation – Segment Operating Income and Segment Operating Margin 16 ($ in millions) 2015 2014 2015 2014 Sales and Service Revenues Ingalls revenues 580$ 608$ 2,188$ 2,286$ Newport News revenues 1,296 1,263 4,700 4,536 Other revenues 29 56 134 137 Intersegment eliminations — — (2) (2) Total Sales and Service Revenues 1,905 1,927 7,020 6,957 Segment Operating Income Ingalls 59 72 379 229 As a percentage of Ingalls revenues 10.2% 11.8% 17.3% 10.0 % Newport News 120 116 422 415 As a percentage of Newport News revenues 9.3% 9.2% 9.0% 9.1 % Other (55) (54) (134) (59) As a percentage of Other revenues (189.7)% (96.4)% (100.0)% (43.1)% Total Segment Operating Income 124 134 667 585 As a percentage of revenues 6.5% 7.0% 9.5% 8.4 % Non-segment factors affecting operating income: FAS/CAS Adjustment 22 8 104 72 Deferred state income taxes (2) 2 (2) (2) Total Operating Income 144 144 769 655 Interest expense (64) (66) (137) (149) Other, net — 1 — 1 Federal income taxes (30) (27) (228) (169) Net Earnings 50$ 52$ 404$ 338$ Three Months Ended Year Ended December 31 December 31

17 Reconciliation – Adjusted Sales and Services Revenues ($ in millions) 2015 2014 2015 2014 Adjusted Sales and Service Revenues Ingalls revenues 580$ 608$ 2,188$ 2,286$ Adjustment for insurance litigation settlement — — 13 — Adjusted Ingalls revenues 580 608 2,201 2,286 Newport News revenues 1,296 1,263 4,700 4,536 Other revenues 29 56 134 137 Intersegment eliminations — — (2) (2) Adjusted Sales and Service Revenues 1,905$ 1,927$ 7,033$ 6,957$ Three Months Ended Year Ended December 31 December 31

Reconciliation – Adjusted Segment Operating Income & Adjusted Segment Operating Margin 18 ($ in millions) 2015 2014 2015 2014 Adjusted Segment Operating Income Total operating income 144$ 144$ 769$ 655$ As a percentage of revenues 7.6% 7.5% 11.0% 9.4 % Non-segment factors affecting operating income: FAS/CAS Adjustment (22) (8) (104) (72) Deferred state income taxes 2 (2) 2 2 Unadjusted Segment Operating Income 124$ 134$ 667$ 585$ As a percentage of revenues 6.5% 7.0% 9.5% 8.4 % Non-recurring items affecting operating income: Ingalls operating income 59$ 72$ 379$ 229$ Adjustment for insurance litigation settlement — — (136) — Adjusted Ingalls operating income 59 72 243 229 As a percentage of adjusted Ingalls revenues 10.2% 11.8% 11.0% 10.0 % Newport News operating income 120 116 422 415 As a percentage of Newport News revenues 9.3% 9.2% 9.0% 9.1 % Other operating income (55) (54) (134) (59) Adjustment for impairment of goodwill 16 47 75 47 Adjustment for impairment of intangible assets 27 — 27 — Adjusted Other operating income (12) (7) (32) (12) As a percentage of Other revenues (41.4)% (12.5)% (23.9)% (8.8)% Adjusted Segment Operating Income 167$ 181$ 633$ 632$ Three Months Ended Year Ended December 31 December 31

Reconciliation – Adjusted Total Operating Income & Adjusted Total Operating Margin 19 ($ in millions) 2015 2014 2015 2014 Total operating income 144$ 144$ 769$ 655$ As a percentage of revenues 7.6% 7.5% 11.0% 9.4 % Adjustment for insurance litigation settlement — — (136) — Adjustment for impairment of goodwill 16 47 75 47 Adjustment for impairment of intangible assets 27 — 27 — Adjusted Total Operating Income 187$ 191$ 735$ 702$ As a percentage of adjusted revenues 9.8% 9.9% 10.5% 10.1 % Three Months Ended Year Ended December 31 December 31

Reconciliation – Adjusted Net Earnings and Adjusted Diluted EPS 20 1 Tax effected at 35% federal statutory tax rate. 2 The goodwill impairment charges created $4 million, $16 million and $10 million Federal tax benefit for Q4 2015, 2015 and 2014, respectively. ($ in millions) 2015 2014 2015 2014 Adjusted Net Earnings Net Earnings 50$ 52$ 404$ 338$ Adjustment for insurance litigation settlement1 — — (88) — Adjustment for impairment of goodwill2 12 37 59 37 Adjustment for impairment of intangible assets1 18 — 18 — Adjustment for loss on early extinguishment of debt1 26 24 29 24 Adjustment for FAS/CAS Adjustment1 (14) (5) (68) (47) Adjusted Net Earnings 92$ 108$ 354$ 352$ Weighted-Average Diluted Shares Outstanding 47.3 49.3 48.3 49.3 Adjusted Diluted EPS Diluted earnings per share 1.06$ 1.05$ 8.36$ 6.86$ After-tax insurance litigation settlement per share — — (1.82) — After-tax impairment of goodwill per share 0.25 0.75 1.22 0.75 After-tax impairment of intangible assets per share 0.38 — 0.37 — After-tax loss on early extinguishment of debt per share 0.55 0.49 0.60 0.49 After-tax FAS/CAS Adjustment per share (0.29) (0.10) (1.40) (0.96) Adjusted Diluted EPS 1.95$ 2.19$ 7.33$ 7.14$ Three Months Ended Year Ended December 31 December 31

Reconciliation – Free Cash Flow 21 $ in millions 2015 2014 2015 2014 Net cash provided by (used in) operating activities 411$ 402$ 828$ 716$ Less: Capital expenditures (102) (74) (188) (165) Free cash flow 309$ 328$ 640$ 551$ Three Months Ended Year Ended December 31 December 31